                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631
                                                     ---------

                          Chestnut Street Exchange Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     ---------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (302) 791-1112
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2006
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
The Report to Shareholders is attached herewith.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
     Chairman

                                                                February 1, 2007
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2006.

     Our Fund earned $6.88 per share of net investment income for a share outstanding throughout 2006, compared to $6.19 per share earned in 2005. The increase in dividends paid by portfolio securities of over $358,000, minus a small reduction in interest income and an increase in expenses distributed over a smaller number of shares outstanding, account for the increase in per share earnings in 2006. Increases in expenses are largely attributable to insurance and the costs of the partners meeting.

     After providing for the January 2007 distribution, the net asset value per partnership share at December 31, 2006 was $377.68. The net asset value at September 30, 2006, the date of our last report, was $367.62.

     During the fourth quarter of 2006, a stock split by Emerson Electric Co. added 90,556 shares and 7,191 shares of Idearc, Inc. were distributed by Verizon Communications, Inc.

     Additional information required by Securities and Exchange Commission regulations is enclosed.

     Data on the equity markets, on certain holdings and on the performance of our Fund since inception, including comparisons to leading stock market indices, appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           -s- David R. Wilmerding, Jr.

                                           David R. Wilmerding, Jr.

                          INVESTMENT ADVISER'S REPORT

U.S. EQUITY MARKET REVIEW

     U.S. equity markets continued their steady advance from July lows to close out 2006 on a very positive note. All broad indices appreciated substantially during the fourth quarter, with the small cap Russell 2000(R) Index (+8.9%) once again outperforming indices comprised of larger companies. The Dow Jones Industrial Average rose 7.4%, hitting its all-time high during the period, and the S&P 500(R) Index gained 6.7%. Corporate profit growth, significant share buybacks, low interest rates and active private equity funds were all major catalysts that contributed to the impressive gains generated by the US stock markets. 2006 marks the fourth straight year of gains for US equities following the bear market of 2000 through 2002.

     The Federal Reserve continued to hold rates unchanged at its two meetings during the fourth quarter. This policy continues to be validated as moderating economic fundamentals and falling crude oil prices have eased investor concern over potentially accelerating inflationary pressures. In its most recent statement, the Federal Reserve indicated some further policy firming may be needed to address inflation risks but emphasized that the extent and timing of any such tightening will be data dependent.

     Standard & Poor's recently reported that fourth quarter operating earnings are on pace to produce the lowest year-over-year gain in more than four and a half years. This quarter could potentially mark the first single digit year-over-year earnings increase since the first quarter of 2002, indicating that economic growth may be slowing. Investors will keep a watchful eye on this prospective development as softening economic numbers and weaker pricing power could play a major role in the Federal Reserve's decision to begin easing rates.

     Large cap stocks underperformed both small and mid cap stocks during the final quarter of 2006. For the year, large caps finished behind both small caps and mid caps. The performance gap between large cap value and large cap growth widened again during the fourth quarter and the Russell 1000 Value(R) Index finished the year up 22.2% compared to a gain of 9.1% for the Russell 1000 Growth(R) Index.

     At the sector level, materials and energy were the best performing sectors in the quarter, gaining 11.5% and 11.2%, respectively. In contrast, health care was the notable laggard, gaining only 1.3%. Weakness in health care resulted from a number of members of the incoming Democratic congress listing health care reform as a top issue. The party's new position of power has created uncertainty among health care investors as many Democrats are eager to give the government more control over the drug industry. Materials outperformed the broader market in the fourth quarter after posting a slight loss during the third quarter. The reversal among materials was led by momentum in earnings expectations and strong product demand among key names within the industry.

     With the Federal Reserve currently on the sidelines, the market will likely continue to take its cue from inflation data reports and forward-looking guidance issued by companies. At the same time, although the housing market appears to be stabilizing, investors remain concerned as to the potential spill-over effects from the recent housing market recession. Although November housing data was encouraging, it is far from certain that the housing slump is over. Looking forward to 2007, the biggest question now facing the market is not whether the economy will slow, but to what degree.

PERFORMANCE SUMMARY

     Chestnut Street Exchange Fund returned 3.47% in the fourth quarter, and finished the year up 14.13%. Despite the solid absolute performance, the Fund was unable to keep pace with the S&P 500(R), which gained 6.69% in the fourth quarter, and 15.79% for the year. Sector allocation and the Fund's sizable overweight position in Intel accounted for the majority of the benchmark relative underperformance for the year. The largest individual contributors on a relative basis included Merck and Abbott Laboratories in health care, Bank of America in financials, and Schlumberger in the energy sector.

PORTFOLIO REVIEW

     The source of the portfolio's absolute gains continues to be diverse, as a number of names posted healthy gains during the fourth quarter. Nine of the ten major sectors in the portfolio produced positive returns during the quarter, with the exception being information technology. Exxon Mobil was the top absolute contributor to performance during the quarter as shares gained 14.2% in response to better-than expected earnings, which topped $10 billion, or $1.77 per share. On a relative basis, top performers included specialty chemicals and materials manufacturer Cabot Corp in the materials sector and Comcast Corp in consumer discretionary. Cabot has benefited from strong demand in all of its business units and from the positive effect of high plant utilization, while Comcast shares have been bolstered by demand for the firm's bundled subscription package, which includes Cable TV, Internet and telephone service all under one bill.

     In contrast, notable detractors from relative performance during the fourth quarter included Intel, Wells Fargo and Johnson & Johnson. Large positions in these stocks hurt the portfolio's active return. With average active weights of approximately 6.8%, 6.4%, and 9.1% respectively, these three positions tend to have a major impact on Fund results. While Wells Fargo and Intel did not experience dramatic price declines, their position sizes in the portfolio made them the top two detractors. Similarly, Johnson & Johnson posted a positive gain, but like other health care stocks, could not keep pace with some of the more cyclical groups.

     Activity within the portfolio was limited during the fourth quarter. We continued to use positions in Freescale Semiconductor and Johnson & Johnson to meet redemptions in kind. Shares of Intel, the cell-phone chipmaker surged after the company agreed to be bought by a private equity consortium led by Blackstone Group for $17.6 billion. The deal's size surpassed that of previous buyouts in the technology sector, making it the biggest ever. We have continued to reduce our position in Johnson & Johnson to enhance diversification in the portfolio. At year end, shares of Johnson & Johnson accounted for approximately 10.0% of the overall portfolio. While shares of Johnson & Johnson posted mid single digit gains in 2006, we continue to believe the firm faces a number of headwinds moving into 2007. Lastly, there is one new stock in the portfolio as the result of a spinoff. Verizon Communications completed the spinoff of its U.S. yellow pages business during November. The new firm, named Idearc, began trading on November 20th.

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500(R) INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2) (PERFORMANCE GRAPH)

                                                       CSEF VALUE                   S&P VALUE                  DJIA VALUE
                                                       ----------                   ---------                  ----------
1/1/1997                                                10000.00                    10000.00                    10000.00
                                                        10812.20                    10625.00                    10570.00
                                                        10737.30                    10707.90                    10701.10
                                                        10209.50                    10267.80                    10260.20
                                                        10884.00                    10880.80                    10931.20
                                                        11333.90                    11543.40                    11462.50
                                                        11676.50                    12060.50                    12010.40
                                                        12633.00                    13020.60                    12878.70
                                                        11826.20                    12291.40                    11968.20
                                                        12260.60                    12965.00                    12491.20
                                                        11472.00                    12532.00                    11705.50
                                                        12104.30                    13112.20                    12337.60
                                                        12211.30                    13337.70                    12489.30
12/31/1997                                              12533.80                    13485.80                    12490.60
                                                        13528.50                    14458.10                    13536.10
                                                        13756.90                    15198.30                    13957.00
                                                        13583.20                    15351.80                    14381.30
                                                        13069.80                    15087.80                    14155.50
                                                        13383.10                    15700.40                    14256.00
                                                        13277.60                    15532.40                    14153.40
                                                        11549.80                    13286.40                    12043.10
                                                        12430.20                    14138.00                    12547.70
                                                        13404.40                    15287.50                    13753.60
                                                        14350.40                    16213.90                    14631.00
12/31/1998                                              14649.30                    17147.80                    14754.00
                                                        15032.90                    17864.60                    15046.10
                                                        14564.50                    17309.00                    14997.90
                                                        14790.30                    18001.40                    15792.80
                                                        15541.70                    18698.00                    17417.90
                                                        14853.20                    18256.70                    17087.00
                                                        15715.80                    19270.00                    17773.90
                                                        15518.90                    18668.80                    17270.90
                                                        15978.90                    18575.40                    17593.80
                                                        14890.60                    18066.40                    16816.20
                                                        15721.70                    19210.10                    17463.60
                                                        15759.40                    19600.00                    17737.80
12/31/1999                                              15751.00                    20754.50                    18768.30
                                                        15926.80                    19712.60                    17865.60
                                                        15420.90                    19340.00                    16570.30
                                                        17118.10                    21231.50                    17889.30
                                                        17028.50                    20592.40                    17592.40
                                                        17238.90                    20170.30                    17279.20
                                                        17524.80                    20668.50                    17177.30
                                                        17514.10                    20346.00                    17309.50
                                                        18518.80                    21609.50                    18491.80
                                                        15842.30                    20468.60                    17583.80
                                                        16597.20                    20382.60                    18123.70
                                                        15738.60                    18776.40                    17230.20
12/31/2000                                              15598.80                    18868.40                    17859.10
                                                        15919.30                    19538.30                    18041.20
                                                        14721.90                    17756.40                    17431.40
                                                        13799.30                    16630.60                    16422.20
                                                        14855.80                    17922.80                    17860.70
                                                        14714.80                    18042.90                    18200.10
                                                        14497.50                    17604.50                    17528.50
                                                        14647.10                    17431.10                    17582.80
                                                        14213.90                    16339.90                    16670.30
                                                        13164.60                    15019.60                    14836.60
                                                        13551.70                    15306.50                    15235.70
                                                        14847.60                    16480.50                    16585.50
12/31/2001                                              14810.80                    16625.60                    16889.10
                                                        14792.90                    16382.80                    16737.10
                                                        14391.30                    16066.60                    17090.20
                                                        14996.50                    16670.70                    17609.80
                                                        14346.60                    15660.00                    16850.80
                                                        14328.30                    15544.10                    16862.60
                                                        12517.70                    14437.40                    15722.70
                                                        12212.30                    13312.70                    14879.90
                                                        12068.00                    13400.60                    14792.10
                                                        10911.60                    11943.90                    12980.10
                                                        11916.80                    12995.00                    14387.10
                                                        12633.10                    13760.40                    15286.30
12/31/2002                                              11664.00                    12951.30                    14355.40
                                                        11447.30                    12612.00                    13877.40
                                                        11386.80                    12422.80                    13637.30
                                                        11564.60                    12543.30                    13832.30
                                                        12279.90                    13576.80                    14696.80
                                                        12741.40                    14292.30                    15390.50
                                                        12836.70                    14475.30                    15647.50
                                                        13170.80                    14730.00                    16104.40
                                                        13455.60                    15017.30                    16461.90
                                                        13369.00                    14858.10                    16238.10
                                                        14008.60                    15699.10                    17191.20
                                                        14010.80                    15837.20                    17205.00
12/31/2003                                              14671.10                    16667.10                    18412.80
                                                        14695.80                    16973.00                    18497.50
                                                        14714.10                    17208.90                    18708.40
                                                        14224.10                    16949.10                    18334.20
                                                        14253.80                    16683.00                    18125.20
                                                        14666.10                    16911.50                    18099.80
                                                        14815.80                    17240.50                    18561.30
                                                        14282.20                    16669.80                    18062.10
                                                        14315.10                    16736.50                    18168.60
                                                        13993.10                    16917.30                    18023.30
                                                        14190.10                    17176.10                    17958.40
                                                        14568.20                    17871.70                    18728.80
12/31/2004                                              15193.10                    18479.40                    19391.80
                                                        14869.40                    18028.50                    18889.60
                                                        15247.80                    18407.10                    19441.10
                                                        15131.50                    18081.30                    18992.00
                                                        15077.00                    17737.70                    18458.40
                                                        15462.00                    18301.80                    19006.60
                                                        15219.30                    18327.40                    18685.40
                                                        15489.00                    19009.20                    19380.50
                                                        15216.50                    18836.20                    19149.80
                                                        15166.70                    18988.80                    19329.80
                                                        15173.10                    18671.70                    19119.10
                                                        15829.00                    19377.40                    19868.60
12/31/2005                                              15666.40                    19383.30                    19729.50
                                                        15742.10                    19896.90                    20025.50
                                                        15841.50                    19950.60                    20321.80
                                                        16010.30                    20200.00                    20565.70
                                                        16328.90                    20470.70                    21075.80
                                                        15918.00                    19881.20                    20768.00
                                                        16027.10                    19909.00                    20759.70
                                                        16368.40                    20032.40                    20853.20
                                                        16760.80                    20509.20                    21289.00
                                                        17280.40                    21038.30                    21872.30
                                                        17725.10                    21724.20                    22653.10
                                                        17775.30                    22136.90                    23004.30
                                                        17879.70                    22446.80                    23489.70

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                     FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                    -----------------------------------------------------------
                                                                                      SINCE
                                    3 MONTH   1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                    -------   ------   ------   ------   -------   ------------
Chestnut Street Exchange Fund.....   3.47%    14.13%    6.82%   3.84%     5.98%       12.41%
S&P 500(R) Index..................   6.69%    15.79%   10.44%   6.19%     8.42%       12.48%
Dow Jones Industrial Average
  Index...........................   7.39%    19.11%    8.47%   6.83%     8.92%       12.64%

---------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 1997 and reflects Fund expenses. Investors should note that the Fund is an aggressively managed fund while the indices are unmanaged, do not incur expenses and are not available for investment.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 3,280.59%, 3,307.37% and 3,451.48% for the Chestnut Street Exchange Fund, the S&P 500(R) Index and the Dow Jones Industrial Average Index, respectively for the period December 29, 1976 (inception) to December 31, 2006.

February 1, 2007                               BLACKROCK CAPITAL MANAGEMENT INC.

                              FUND EXPENSE EXAMPLE
                                  (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2006 through December 31, 2006, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                         CHESTNUT STREET EXCHANGE FUND

                                                                             EXPENSES PAID
                                         BEGINNING          ENDING             DURING SIX
                                       ACCOUNT VALUE     ACCOUNT VALUE       MONTHS ENDING
                                       JULY 1, 2006    DECEMBER 31, 2006   DECEMBER 31, 2006*
                                       -------------   -----------------   ------------------
Actual...............................    $1,000.00         $1,115.60             $2.40
Hypothetical (5% return before
  expenses)..........................    $1,000.00         $1,022.91+            $2.30

---------------

* Expenses are equal to the Fund's annualized six-month expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line of the table is based on the actual total return of 11.56% for the six month period ending December 31, 2006.

+ Hypothetical expenses are based on the Fund's actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                               % OF NET
   SECURITY TYPE/INDUSTRY       ASSETS       VALUE
-----------------------------  --------   ------------
COMMON STOCK:
  Basics.....................     4.3%    $ 12,257,354
  Capital Equipment..........     8.0%      23,340,014
  Consumer Cyclicals.........     8.8%      25,556,360
  Energy.....................     7.3%      21,335,921
  Financial..................    25.4%      73,856,835
  Healthcare.................    22.1%      64,143,569
  Retail.....................     0.5%       1,539,924
  Staples....................     4.0%      11,556,591
  Technology.................    13.0%      37,865,481
  Transportation.............     4.1%      11,872,331
  Utilities..................     1.9%       5,356,229
SHORT-TERM INVESTMENTS.......     1.2%       3,499,533

LIABILITIES IN EXCESS OF
  OTHER ASSETS...............    (0.6%)     (1,599,708)
                                -----     ------------
  Net Assets.................   100.0%    $290,580,434
                                =====     ============

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2006

  SHARES                                                  VALUE
----------                                             ------------
COMMON STOCKS--99.4%
             BASICS--4.3%
   100,609   Air Products & Chemicals,
               Inc. ............................       $  7,070,800
    86,032   Cabot Corp. .......................          3,748,414
    42,373   Cabot Microelectronics Corp.*......          1,438,140
                                                       ------------
                                                         12,257,354
                                                       ------------
             CAPITAL EQUIPMENT--8.0%
   181,112   Emerson Electric Co. ..............          7,985,228
   364,049   General Electric Co. ..............         13,546,263
    39,154   Pitney Bowes, Inc. ................          1,808,523
                                                       ------------
                                                         23,340,014
                                                       ------------
             CONSUMER CYCLICALS--8.8%
    99,829   Comcast Corp., Class A*............          4,225,762
   129,129   Walt Disney Co. (The)..............          4,425,251
    85,100   Procter & Gamble Co. (The).........          5,469,377
     7,191   Idearc Inc. .......................            206,023
   144,103   3M Co. ............................         11,229,947
                                                       ------------
                                                         25,556,360
                                                       ------------
             ENERGY--7.3%
    41,979   BP plc ADR.........................          2,816,791
   147,227   Exxon Mobil Corp. .................         11,282,005
   114,584   Schlumberger, Ltd. ................          7,237,125
                                                       ------------
                                                         21,335,921
                                                       ------------
             FINANCIAL--25.4%
   111,332   American Express Co. ..............          6,754,512
    22,266   Ameriprise Financial, Inc. ........          1,213,497
    28,441   American International Group,
               Inc. ............................          2,038,082
   394,928   Bank of America Corp. .............         21,085,206
    48,853   Fannie Mae.........................          2,901,380
   140,310   JP Morgan Chase & Co. .............          6,776,973
    96,032   Moody's Corp. .....................          6,631,970
    92,150   Wachovia Corp. ....................          5,247,942
   596,380   Wells Fargo & Co. .................         21,207,273
                                                       ------------
                                                         73,856,835
                                                       ------------

  SHARES                                                  VALUE
----------                                             ------------
             HEALTHCARE--22.1%
   231,254   Abbott Laboratories, Inc. .........       $ 11,264,382
    64,986   Baxter International, Inc. ........          3,014,701
    23,125   Hospira, Inc.*.....................            776,538
    75,385   IMS Health, Inc. ..................          2,071,580
   444,226   Johnson & Johnson..................         29,327,801
    45,931   Medco Health Solutions, Inc.*......          2,454,553
   349,404   Merck & Company, Inc. .............         15,234,014
                                                       ------------
                                                         64,143,569
                                                       ------------
             RETAIL--0.5%
    44,558   Safeway, Inc. .....................          1,539,924
                                                       ------------
             STAPLES--4.0%
     5,688   Hanesbrands, Inc. .................            134,351
   164,147   Coca Cola Co. (The)................          7,920,093
    43,600   PepsiCo Inc. ......................          2,727,180
    45,506   Sara Lee Corp. ....................            774,967
                                                       ------------
                                                         11,556,591
                                                       ------------
             TECHNOLOGY--13.0%
    57,923   Hewlett-Packard Co. ...............          2,385,848
    39,708   International Business Machines
               Corp. ...........................          3,857,632
 1,078,028   Intel Corp. .......................         21,830,067
   139,643   Microsoft Corp. ...................          4,169,740
   273,453   Motorola, Inc. ....................          5,622,194
                                                       ------------
                                                         37,865,481
                                                       ------------
             TRANSPORTATION--4.1%
   113,572   Burlington Northern Santa Fe
               Corp. ...........................          8,382,749
    37,922   Union Pacific Corp. ...............          3,489,582
                                                       ------------
                                                         11,872,331
                                                       ------------
             UTILITIES--1.9%
   143,830   Verizon Communications, Inc. ......          5,356,229
                                                       ------------
                 Total Common Stocks
                   (Cost: $41,153,849)..........        288,680,609
                                                       ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

   PAR                                                    VALUE
----------                                             ------------
SHORT-TERM OBLIGATIONS--1.2%
$3,500,000   Federal Home Loan Mortgage Corp.
               01/02/07, 4.80%
               (Cost: $3,499,533)...............       $  3,499,533
                                                       ------------

TOTAL INVESTMENT IN SECURITIES
  (Cost: $44,653,382)............ 100.6%       292,180,142
Other assets in excess of other
  liabilities....................   0.1%           443,383
Distributions payable............  (0.6%)       (1,870,928)
Payable to:
  Investment Advisers (Note C)...  (0.1%)         (163,638)
  Managing General Partners (Note
    C)...........................  (0.0%)           (1,524)
  Custodian (Note C).............  (0.0%)           (3,576)
  Transfer Agent (Note C)........  (0.0%)           (3,425)
                                  -----       ------------
NET ASSETS (Applicable to 769,373
  partnership shares
  outstanding)................... 100.0%      $290,580,434
                                  =====       ============
NET ASSET VALUE PER SHARE........             $     377.68
                                              ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (769,280 shares)...............             $290,545,309
Managing general partners
  (93 shares)....................                   35,125
                                              ------------
Total net assets
  (769,373 shares)...............             $290,580,434
                                              ============

---------------
* Non-Income Producing

ADR-American Depositary Receipt

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME
  Dividends...............................   $ 6,486,124
  Interest................................       107,480
                                             -----------
        Total investment income...........     6,593,604
                                             -----------
EXPENSES
  Investment advisory fees................       935,304
  Managing general partners' compensation
    and officer's salary..................        90,264
  Legal fees..............................        81,643
  Custodian fees..........................        25,425
  Printing expense........................        23,673
  Insurance expense.......................        23,332
  Audit fees..............................        22,000
  Transfer agent fees.....................        17,000
  Miscellaneous...........................        10,400
                                             -----------
      Total expenses......................     1,229,041
                                             -----------
        Net investment income.............     5,364,563
                                             -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Realized gain on sale of investment
    securities (for federal tax purposes
    net gain is $2,787,979)...............     2,725,832
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares......    11,490,446
  Unrealized appreciation of investments
    Beginning of year.......  $230,165,274
    End of year.............   247,526,760
                              ------------
        Net change in unrealized
          appreciation....................    17,361,486
                                             -----------
        Net realized and unrealized gain
          on Investments..................    31,577,764
                                             -----------
    Net increase in net assets resulting
      from operations.....................   $36,942,327
                                             ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2006           2005
                             ------------   ------------
INCREASE/(DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income..  $  5,364,563   $  5,071,488
    Net realized gain from
      security
      transactions, for
      federal income tax
      purposes net gain is
      $2,787,979 and
      $928,780.............     2,725,832        928,780
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...    11,490,446     28,437,435
    Increase/(decrease) in
      unrealized
      appreciation of
      investments..........    17,361,486    (25,974,026)
                             ------------   ------------
    Increase in net assets
      resulting from
      operations...........    36,942,327      8,463,677
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (5,368,169)    (5,069,859)
                             ------------   ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of 10
      and 0 shares
      subscribed...........         3,546             --
    Net asset value of
      1,974 and 1,500
      shares issued in lieu
      of cash
      distributions........       702,719        494,407
    Cost of 37,261 and
      91,748 shares
      repurchased..........   (13,089,756)   (30,657,931)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions.........   (12,383,491)   (30,163,524)
                             ------------   ------------
    Total
      increase/(decrease)
      in net assets........    19,190,667    (26,769,706)
  NET ASSETS:
    Beginning of year......   271,389,767    298,159,473
                             ------------   ------------
    End of year*...........  $290,580,434   $271,389,767
                             ============   ============

---------------

* Includes undistributed net investment income of $4,230 and $7,837 respectively.

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             2006       2005       2004       2003       2002
                                           --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 337.28   $ 333.18   $ 327.39   $ 264.29   $ 340.39
                                           --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      6.88       6.19       5.65       4.61       3.99
  Net gain (loss) on securities (both
    realized and unrealized).............     40.40       4.10       5.80      63.09     (76.09)
                                           --------   --------   --------   --------   --------
       Total from investment
         operations......................     47.28      10.29      11.45      67.70     (72.10)
                                           --------   --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (6.88)     (6.19)     (5.66)     (4.60)     (4.00)
  From realized gains....................        --         --         --         --         --
                                           --------   --------   --------   --------   --------
       Total distributions...............     (6.88)     (6.19)     (5.66)     (4.60)     (4.00)
                                           --------   --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 377.68   $ 337.28   $ 333.18   $ 327.39   $ 264.29
                                           ========   ========   ========   ========   ========
Total Return.............................     14.13%      3.12%      3.56%     25.78%    (21.25)%
                                           ========   ========   ========   ========   ========
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $290,580   $271,390   $298,159   $299,583   $267,987
  Ratios to average net assets:
    Operating expenses...................      0.44%      0.43%      0.42%      0.43%      0.41%
    Net investment income................      1.93%      1.82%      1.75%      1.57%      1.31%
  Portfolio Turnover Rate................      0.99%      0.82%      0.47%      1.18%      0.98%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

        Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

        Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

        The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2006, the Fund had a capital loss carryforward of $2,498,103, of which $2,276,902 expires December 31, 2011 and $221,201 expires December 31, 2012. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Prior to the Meeting of Partners on September 29, 2006, the Investment Advisers to the Fund were BlackRock Financial Management, Inc. and BlackRock Institutional Management Corporation ("BIMC") pursuant to an advisory agreement dated January 1, 1998, ("Prior Advisory Agreement"). At the September 29, 2006 meeting a new advisory agreement ("Advisory Agreement") providing for the same advisory, accounting and administrative services and the same fee as in the prior agreement was entered into with BlackRock Capital Management, Inc. ("BCM"), a wholly owned subsidiary of BIMC. All BlackRock entities named are subsidiaries of BlackRock, Inc. in which PNC Bank now holds a minority interest.

     The Advisory Agreement was necessitated by the uncertainty as to whether BlackRock's agreement with Merrill Lynch & Co. Inc. ("Merrill Lynch") by which Merrill Lynch contributed its investment management business to form a new asset management company, would constitute an assignment of the Prior Advisory Agreement under the Investment Company Act of 1940. If the transaction were determined to be such an assignment, it would have resulted in the automatic termination of the Prior Advisory Agreement.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

     PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of 0.0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

     The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the managing general partners amounted to $90,264.

     Legal fees amounting to $81,643 were paid to Drinker, Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations and redemptions in kind) were $2,756,754 and $2,760,903, respectively, for the year ended December 31, 2006.

(E) NET ASSETS

     At December 31, 2006, net assets consisted of:

        Undistributed net investment income.........................  $      4,230
        Accumulated net realized loss on securities.................    (2,498,103)
        Net unrealized appreciation of investments (book basis).....   247,526,760
        Other capital -- paid-in or reinvested......................    45,547,547
                                                                      ------------
                                                                      $290,580,434
                                                                      ============

(F) DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

     The tax character of distributions paid during 2006 and 2005 was as follows:

                                                                         2006         2005
                                                                      ----------   ----------
        Ordinary income.............................................  $5,859,785   $5,548,000
        Investment expense..........................................    (491,616)    (478,141)
                                                                      ----------   ----------
                                                                      $5,368,169   $5,069,859
                                                                      ==========   ==========

(G) IN-KIND DISTRIBUTION OF SECURITIES

     During the year ended December 31, 2006, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

                     NET REALIZED      FUND
     VALUE OF THE   GAIN INCLUDED     SHARES
     REDEMPTIONS    IN REDEMPTIONS   REDEEMED
     ------------   --------------   --------
     $13,068,268     $11,490,446      37,201

     Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(H) INDEMNIFICATIONS

     In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

(I) TAX MATTERS

    At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income (before tax allocation
          described below)..........................................  $      4,230
        Capital loss carryover......................................    (2,498,103)
        Net unrealized appreciation of investments..................   251,867,376
                                                                      ------------
                                                                      $249,373,503
                                                                      ============

    The cost of investments for federal income tax purposes at December 31, 2006 was $40,312,766. The unrealized appreciation (an excess of value over cost) was $251,896,950 and the unrealized depreciation was $(29,574). The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

    On December 31, 2006 undistributed net investment income was decreased by $1, undistributed net realized gain on securities was decreased by $11,428,300 and additional paid-in capital was increased by $11,428,301 due to permanent differing book and tax treatment of realized gains and losses. Net assets of the Fund were unaffected by this change.

(J) NEW ACCOUNTING PRONOUNCEMENTS

     On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for the Uncertainty of Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Funds are required to implement FIN 48 no later than its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of
Chestnut Street Exchange Fund
Wilmington, Delaware

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund (the "FUND"), as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002 were audited by other auditors whose report dated February 14, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 19, 2007

ADDITIONAL INFORMATION (UNAUDITED)

MEETING OF PARTNERS

The results of voting at the Meeting of Partners held on September 29, 2006 were as follows:

     1. Proposal to approve a new Investment Advisory Agreement between the Fund and BlackRock Capital Management Inc.:

        Shares For..................................................  320,935.132
        Shares Against..............................................   13,535.605
        Shares Abstaining...........................................      112,466

     2.  Election of Managing General Partners:

                                                                           SHARES     WITHHOLD
                                                             SHARES FOR    AGAINST   AUTHORITY
                                                             -----------   -------   ----------
        Richard C. Caldwell................................  393,158.132      0      53,778.605
        Gordon L. Keen, Jr. ...............................  433,401.132      0      13,535.605
        Edward J. Roach....................................  393,158.132      0      53,778.605
        Langhorne B. Smith.................................  433,401.132      0      13,535.605
        David R. Wilmerding, Jr. ..........................  433,401.132      0      13,535.605

     3. Proposal to ratify selection of Briggs, Bunting & Dougherty, LLP as independent accountants for the Fund's fiscal year ending December 31, 2006:


        Shares For..................................................   433,375.132
        Shares Against..............................................    12,184.605
        Shares Abstaining...........................................     1,377.000

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on July 13, 2006, the Board, including a majority of the Managing General Partners who are not "interested persons" of the Fund (the "Independent Managing Partners"), approved the Advisory Agreement with BlackRock Capital Management, Inc. ("BCM") with respect to the Fund for an initial two-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM's experience and qualifications.

Representatives of BlackRock, Inc. ("BlackRock") addressed and answered the Board's questions about the Advisory Agreement. The BlackRock representatives informed the Board that the combination of BlackRock and Merrill Lynch & Co., Inc. ("Merrill Lynch") will have no effect on the Fund, including the Fund's portfolio management team. The Board reviewed materials relating to the Advisory Agreement, including descriptions of the prior advisory agreement (see Note (C) above) and the Advisory Agreement, a comparison of the Fund's advisory fees to fees paid by similar investment companies, an overview of the investment advisory and other services provided by BlackRock Institutional Management Corporation ("BIMC") and BlackRock Financial Management, Inc. ("BFM") under the prior advisory agreement and by BCM under the Advisory Agreement (including a description of their equity portfolio capabilities and brokerage policies), a review of the fees paid by the Fund to affiliates of PNC Bank, N.A. for custodian services and transfer agency services, performance and expense data of the Fund and comparable competitors and indices, and information concerning the personnel rendering services to the Fund. The Board also discussed the profitability of BIMC, BFM and BCM and reviewed a comparison of management fees paid by other mutual funds. The Board discussed the various information provided by BlackRock and reviewed the terms of the Advisory Agreement.

Among other items, the Board reviewed and considered: (1) a report comparing the advisory fees and total expense ratio of shares of the Fund to those of its peer group and to the peer group averages; (2) a report on the assets and advisory fees for the Fund; (3) a report comparing the performance of the Fund to its benchmarks, its peer group and the performance universe (e.g., all large cap core equity funds) average; (4) a report on BCM's profitability related to providing advisory services to the Fund after taking into account (i) advisory fees and any other benefits realized by BCM or any of its affiliates as a result of its role as service provider to the Fund, (ii) the direct and indirect expenses incurred by BCM in providing investment advice to the Fund, and (iii) other considerations; (5) possible economies of scale; (6) compensation or possible benefits to BCM arising from its relationship with the Fund; and (7) a report describing the resources, personnel, capabilities, overall nature and quality of the services of BCM.

The Board also considered the commitment BCM has made to address new regulatory compliance requirements applicable to the Fund and the adviser. Included in the report provided by BCM for the Board's consideration were materials showing the structure of BlackRock prior to and after the combination with Merrill Lynch. BCM informed the Board that the services provided to the Fund by BCM under the Advisory Agreement would be identical to those provided by BIMC and BFM under the prior advisory agreement. BCM informed the Board that the individuals who provided investment advisory services under the prior advisory agreement would continue to provide such services under the Advisory Agreement.

The materials provided to the Board by BCM showed the corporate organization of BlackRock, and specifically how BCM, BIMC and BFM fit into BlackRock's overall corporate structure. The Board reviewed lists of portfolio managers for the various BlackRock portfolio management platforms after the combination of BlackRock and Merrill Lynch in order to determine that the Fund's portfolio managers would remain the same after the combination. The Board further reviewed the investment philosophies of the portfolio managers after the combination to ensure that there would be no change in advisory services provided to the Fund.

The Board considered the various reasons provided by BlackRock for combining with Merrill Lynch, including (i) achieving economies of scale in their products and markets; (ii) combining two strong, complementary businesses; (iii) having a strong presence outside the United States; and (iv) becoming a more diversified entity.

Representatives of BlackRock informed the Board that BlackRock's rationale behind changing from BIMC and BFM as the Fund's investment adviser to BCM was to improve BlackRock's organization after its combination with Merrill Lynch. BlackRock informed the Board that BCM is a relatively new entity, which is assigned for equity portfolios managed in its Boston and Philadelphia offices. BlackRock further explained to the Board that there would be no change in services provided to the Fund or to any of the individuals or teams responsible for making investment decisions for the Fund as a result of the change in investment adviser.

After discussion, the Board concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Board also concluded that, based on the services that BCM would provide to the Fund under the Advisory Agreement, the fee was fair and equitable with respect to the Fund. The Board considered the fees paid by the Fund in relation to its peer group, as well as the Fund's performance. After evaluating the amounts paid by the Fund and the Fund's total operating expenses compared to similar information for the Fund's peer group, the Board concluded that the advisory fees paid by the Fund were reasonable.

The Board concluded that BCM had allocated sufficient resources and personnel to the investment management operations of the Fund and was able to provide quality services to the Fund. Based on the foregoing and upon such other information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded unanimously that it was in the best interests of the Fund to approve the Advisory Agreement with BCM for an initial two-year period.

TAX INFORMATION

As required by the Internal Revenue Code, 100% of ordinary income distributions paid for the year ended December 31, 2006 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

                      INFORMATION ON THE MANAGING GENERAL
                       PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                POSITION                                             IN FUND             OTHER
                                WITH THE                  PRINCIPAL                 COMPLEX(1)      DIRECTORSHIP(2)
                                FUND AND             OCCUPATIONS DURING            OVERSEEN BY          HELD BY
                                LENGTH OF             PAST 5 YEARS AND               MANAGING           MANAGING
NAME, ADDRESS AND AGE          TIME SERVED          CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
---------------------        ---------------  ---------------------------------  ----------------   ----------------
INTERESTED MANAGING GENERAL
PARTNERS
Richard C. Caldwell*         Managing         Advisory Director, PNC Florida,            1                None
620 Indian Harbor Road       General Partner  FSB; Advisory Director in
Vero Beach, FL 32963         since 1997       Philadelphia and Southern New
Age: 62                                       Jersey region for PNC Bank;
                                              Consultant for PNC Florida;
                                              Chairman, Florida Advisory
                                              Council; formerly, President and
                                              Chief Executive Officer, PNC Bank
                                              FSB from May 1998 until July
                                              1999; Director, JLC, Inc. since
                                              February 1996 (investment holding
                                              company); Director, DR Inc. and
                                              Dingess-Rum Properties Inc. since
                                              April 1994 (investment holding
                                              company).
Edward J. Roach*             Managing         Certified Public Accountant; Vice          1                None
103 Bellevue Parkway         General Partner  Chairman of the Board, Fox Chase
Wilmington, DE 19809         since 2000,      Cancer Center; Former Director,
Age: 82                      Chief            Biotrol USA, Inc.; President,
                             Compliance       Vice President and/or Treasurer
                             Officer since    of 1 other investment company
                             2004, President  advised by BIMC; Director, The
                             since 2002,      Bradford Funds, Inc. until 2000.
                             Treasurer since
                             1981

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                POSITION                                             IN FUND             OTHER
                                WITH THE                  PRINCIPAL                 COMPLEX(1)      DIRECTORSHIP(2)
                                FUND AND             OCCUPATIONS DURING            OVERSEEN BY          HELD BY
                                LENGTH OF             PAST 5 YEARS AND               MANAGING           MANAGING
NAME, ADDRESS AND AGE          TIME SERVED          CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
---------------------        ---------------  ---------------------------------  ----------------   ----------------
DISINTERESTED MANAGING
GENERAL PARTNERS
Gordon L. Keen, Jr.          Managing         Former Senior Vice President, Law          1                None
Financial Consultant;        General Partner  & Corporate Department, Airgas,
1276 Round Hill Road         since 2006       Inc. (Radnor, PA-based
Bryn Mawr, PA 19010                           distributor of industrial,
Age: 62                                       medical and specialty gases, and
                                              welding and safety equipment and
                                              supplies) from January 1992 to
                                              January 2006.
Langhorne B. Smith           Managing         President and Director, The                1                None
7036 Goshen Road             General Partner  Sandridge Corporation (private
Newtown Square, PA 19073     since 1997       investment company); Director,
Age: 70                                       Claneil Enterprises, Inc.
                                              (private investment company).
                                              Retired.
David R. Wilmerding, Jr.     Managing         Chairman, Wilmerding & Associates         52                None
One Tower Bridge             General Partner  (investment advisers) since
100 Front Street             since 1976;      February 1989; Director, Beaver
Suite 1430                   Chairman of the  Management Corporation; Director,
West Conshohocken, PA 19428  Managing         Mutual Fire Marine & Inland
Age: 71                      General          Insurance Co., Inc; Director,
                             Partners since   People First, Inc. (bank holding
                             2006             company).
OFFICER
Michael P. Malloy            Secretary since  Secretary of the Chestnut Street         N/A                 N/A
Drinker Biddle & Reath       2001             Exchange Fund; Partner in the law
One Logan Square                              firm of Drinker Biddle & Reath
18th and Cherry Streets                       LLP.
Philadelphia, PA 19103
Age: 47

 * Messrs. Caldwell and Roach are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Caldwell owns stock of an affiliate of the adviser and Mr. Roach is an employee of the Fund.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. David R. Wilmerding, Jr. also serves as a Trustee to the BlackRock Funds(SM), and Mr. Roach serves as President and Treasurer of The RBB Fund, Inc.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

---------------------------------------------------
---------------------------------------------------

                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                              Gordon L. Keen, Jr.
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                                 ANNUAL REPORT
                               DECEMBER 31, 2006

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer
---------------------------------------------------
---------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $22,000 for 2006 and $21,000 for 2005.

Audit-Related Fees

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $0 for 2006 and $0 for 2005.

Tax Fees

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2005.

All Other Fees

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

  (e)(2) The percentage of services described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0%

                           (c) 0%

                           (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

     (h) Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of managing general partners.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics that is the subject of disclosure required by Item 2 is incorporated by reference to the N-CSR filed on March 9, 2005 (SEC Accession No. 0000893220-05-000491).

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Chestnut Street Exchange Fund
                                    --------------------------------------------

By (Signature and Title)*           /s/ Edward J. Roach
                                    --------------------------------------------
                                    Edward J. Roach, President & Treasurer
                                    (Principal Executive Officer & Principal
                                    Financial Officer)

Date     February 22, 2007
         -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*           /s/ Edward J. Roach
                                    --------------------------------------------
                                    Edward J. Roach, President & Treasurer
                                    (Principal Executive Officer & Principal
                                    Financial Officer)

Date     February 22, 2007
         -----------------


* Print the name and title of each signing officer under his or her signature.